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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of Report: March 9, 2005

                         THE MCGRAW-HILL COMPANIES, INC.
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             (Exact Name of Registrant as specified in its charter)

          New York                 1-1023                  13-1026995
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       (State or other           (Commission              (IRS Employer
       jurisdiction of            File No.)            Identification No.)
      incorporation or
        organization)

              1221 Avenue of the Americas, New York, New York 10020
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 2 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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    Item 2.02 and 7.01. Disclosure of Results of Operations and Financial
Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

    On March 9, 2005, at the Merrill Lynch Annual Advertising/Marketing, Education & Information Conference, the Registrant described recent steps to expand growth platforms, updated its earnings guidance for 2005, and issued a press release in connection therewith (the "Updated Guidance Press Release").

    The Release also contains data that would not be presented in a GAAP statement of earnings to the effect that for 2005 "we expect high single-digit growth in earnings per share from continuing operations including 16-to-19 cents of dilution from acquisitions - from 2004 and the newly announced acquisitions for 2005 - and changes in the pension plan assumptions for 2005, but excluding the 2004 non-cash benefit of 10 cents from accrued tax liabilities and a change in accounting for share-based compensation effective on July 1." The Registrant believes that the disclosure of this data, which excludes the 2004 non-cash benefit of 10 cents per share from accrued tax liabilities and a change in accounting for share-based compensation effective July 1, 2005, is meaningful to shareholders and analysts in understanding the Registrant's financial condition, and to facilitate in evaluating the strengths and weaknesses of the Registrant's continuing businesses. In addition, this data will facilitate period to period comparisons of the financial performance of the Registrant.

    Item 9.01. Exhibits.

    Updated Guidance Press Release of the Registrant, dated March 9, 2005.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE McGRAW-HILL COMPANIES, INC.

                                                    /s/ Kenneth M. Vittor
                                                    ----------------------------
                                                By: Kenneth M. Vittor
                                                    Executive Vice President and
                                                    General Counsel

Dated:  March 9, 2005

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                                INDEX TO EXHIBITS

Exhibit Number
    (99) Updated Guidance Press Release of the Registrant, dated March 9, 2005.